UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                      _______________________

                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                      _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   April 18, 2002


                  Interstate Power and Light Company
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


    Iowa                       0-4117-1                  42-0331370
---------------            ----------------           -----------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


          Alliant Energy Tower, Cedar Rapids, Iowa 52401
   ------------------------------------------------------------
   (Address of principal executive offices, including zip code)


                          (319) 786-4411
                  -------------------------------
                  (Registrant's telephone number)

Item 5.    Other Events.
------     ------------

           On January 1, 2002, Interstate Power and Light Company ("IP&L") (formerly known as IES Utilities Inc.), an Iowa corporation the common stock of which is wholly-owned by Alliant Energy Corporation, consummated its previously announced merger (the "Merger") with Interstate Power Company ("IPC"), a Delaware corporation the common stock of which is also wholly-owned by Alliant Energy Corporation. IP&L is hereby filing: (1) audited financial statements of IPC as of and for the year ended December 31, 2001; and (2) unaudited pro forma financial statements of IP&L as of and for the year ended December 31, 2001 that reflect the Merger. A copy of such financial statements are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.


Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibits are being filed herewith:
                 --------

                 (99.1)  Audited Financial Statements of IPC as
                         of and for the Year Ended December 31, 2001.

                 (99.2) Unaudited Pro Forma Financial Statements of IP&L as of and for the Year Ended December 31, 2001.

                 (99.3) IP&L Letter to the SEC Regarding Independent Public Accountants


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

                            SIGNATURES
                            ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERSTATE POWER AND LIGHT COMPANY


Date:  April 24, 2002                             By:  /s/ John E. Kratchmer
                                                       ---------------------
                                                           John E. Kratchmer
                                                           Corporate Controller and Chief Accounting Officer


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

                INTERSTATE POWER AND LIGHT COMPANY

            Exhibit Index to Current Report on Form 8-K
                       Dated April 18, 2002


Exhibit
Number
------

(99.1) Audited Financial Statements of IPC as of and for the Year Ended December 31, 2001.

(99.2) Unaudited Pro Forma Financial Statements of IP&L as of and for the Year Ended December 31, 2001.

(99.3)     IP&L Letter to the SEC Regarding Independent Public Accountants


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